SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2015

SBH ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-187245	46-2236047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

885 Woodstock Road, Suite 430-180, Roswell, GA	30075
(Address of principal executive offices)	(Zip Code)

 (404) 720-5664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Such statements may include, but are not limited to, information related to: anticipated operating results; licensing arrangements; relationships with our customers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to secure materials and subcontractors; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the combined business of SBH Associates, Inc. and its subsidiaries.

As noted below, the financial disclosure in this Current Report Form 8-K relates to the operations of Beecham Group, LLC, a company that is now our wholly-owned subsidiary as a result of the transactions described herein. Beecham’s fiscal year end is September 30th.

In addition, unless the context otherwise requires and for the purposes of this report only:

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“SBH” refers to SBH Associates, Inc., a Nevada corporation;

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“Commission” refers to the Securities and Exchange Commission;

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“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

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“Beecham” refers to Beecham Group, LLC, a Georgia company; and

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“Securities Act” refers to the Securities Act of 1933, as amended.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

On December 17, 2015, we entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among (i) SBH, (ii) Beecham, and (iii) the shareholders of Beecham, pursuant to which the holders of 100% of the outstanding common stock of Beecham transferred to us all of the common stock of Beecham in exchange for the issuance of 60,000,000 shares (the “Shares”) of our common stock and 1,000,000 newly-issued shares of preferred stock (such transaction, the “Share Exchange”). This transaction closed concurrently with the filing of SBH’s Current Report on Form 8-K with the Securities and Exchange Commission. As a result of the Share Exchange, Beecham became our wholly-owned subsidiary. We are now a holding company with all of our operations conducted through Beecham, which primarily consist of construction of custom luxury homes in the areas around Atlanta, GA, as more fully discussed herein. As part of this transaction, Mary Merritt returned 65,750,000 shares held by her to the Company treasury.

The acquisition was accounted for as a recapitalization effected by a share exchange for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value, and no goodwill has been recognized.

After the execution of the Exchange Agreement, the principals of Beecham held the following percentages of our outstanding common shares:

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Harry A. Beecham	20,000,000	22.2
Michael R. Beecham	20,000,000	22.2
Brent A. Beecham	20,000,000	22.2
Total	60,000,000	66.5

Each of the three Beechams holds one-third of the newly-issued 1,000,000 shares of preferred stock.

Operations of Beecham

Beecham was incorporated in Georgia in May 2014. In effect, it is the successor Beecham Builders, LLC which operated from 1998 through 2008 when it ceased operations during the economic recession which severely impacted home builders. Beecham Builders, LLC satisfied all obligations at the time that its operations ceased. During its period of operations, it constructed more than 100 luxury homes and developed Montaluce Winery and Estates, a 400 acre mixed use development centered on a food and wine culture.

In 2014, when the economy as it related to homebuilding improved, the Beecham family decided to restart its homebuilding and established Beecham. Beecham is a custom builder of luxury homes in the Atlanta area. Its homes generally have a cost in excess of $1,000,000. Construction projects are generally referred to Beecham by architects. The typical procedures when engaged for a construction project are:

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Engage contractors to do the actual construction under the supervision of Beecham. All contractors used are known to Beecham from prior jobs.

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Meet with the customer to agree on appliances and similar items.

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Enter into an agreement which typically requires a 10% down payment and monthly billings for incurred costs during construction.

Projects typically take 14 months to complete. The down payment and monthly billing limit Beecham’s cash risks. Typically, new construction projects result in 10% to 15% profits and remodeling projects result in 20% profits.

At December 15, 2015, Beecham had executed contracts for approximately $1,500,000 relating to projects to be worked on in 2016 and is negotiating for numerous other contracts.

Competition and Marketing

Approximately 80% of home building in the Atlanta area is done by national companies and 20% by local builders. There are few contractors specializing in luxury homes with prices in excess of $1,000,000.

The management members of Beecham have lengthy associations with architects who design luxury homes. Referrals by these architects are a principal source of business. The Beecham name has been featured as the exclusive builder for four Home for the Holidays and two Atlanta Symphony Decorator's Show Homes. Beecham projects have also been featured in Atlanta Homes and Lifestyles, Veranda, The New York Times, Wall Street Journal and numerous other publications and websites. Our current company, Beecham, is in a position to take advantage of the widespread recognition of our name.

Current Developments

Beecham’s address is 885 Woodstock Road, Suite 430-180, Roswell, GA 30075, and its telephone number is (404) 720-5664. There are no leases. The website is www.beechamgroup.com.

Risk Factors

Risk factors relating to the Beecham business include:

Our home sales and operating revenues could decline due to macro-economic and other factors outside of our control, such as changes in consumer confidence, declines in employment levels and increases in the quantity and decreases in the price of new homes and resale homes in the market.

Changes in national and regional economic conditions, as well as local economic conditions where we conduct our operations and where prospective purchasers of our homes live, may result in more caution on the part of homebuyers and, consequently, fewer home purchases. These economic uncertainties involve, among other things, conditions of supply and demand in local markets and changes in consumer confidence and income, employment levels and government regulations. These risks and uncertainties could periodically have an adverse effect on consumer demand and the pricing of our homes, which could cause our operating revenues to decline. Additional reductions in our revenues could, in turn, further negatively affect the market price of our securities.

The homebuilding industry is cyclical. A severe downturn in the industry, as recently experienced, could adversely affect our business, results of operations and stockholders' equity.

During periods of downturn in the industry, housing markets across the United States may experience an oversupply of both new and resale home inventory, an increase in foreclosures, reduced levels of consumer demand for new homes, increased cancellation rates, aggressive price competition among homebuilders and increased incentives for home sales. In the event of a downturn, we may temporarily experience a material reduction in revenues and margins. Continued weakness in the homebuilding market could adversely affect our business, results of operations and stockholders' equity as compared to prior periods and could result in additional inventory impairments in the future.

We are dependent on the continued availability and satisfactory performance of our subcontractors, which, if unavailable, could have a material adverse effect on our business.

We conduct our land development and construction operations only as a general contractor. Virtually all land development and construction work is performed by unaffiliated third-party subcontractors. As a consequence, we depend on the continued availability of and satisfactory performance by these subcontractors for the development of our land and construction of our homes. There may not be sufficient availability of and satisfactory performance by these unaffiliated third-party subcontractors in the markets in which we operate. In addition, inadequate subcontractor resources could have a material adverse effect on our business.

A substantial increase in mortgage interest rates, the unavailability of mortgage financing or a change in tax laws regarding the deductibility of mortgage interest may reduce consumer demand for our homes.

Substantially all purchasers of our homes finance their acquisition with mortgage financing. Housing demand is adversely affected by reduced availability of mortgage financing and factors that increase the upfront or monthly cost of financing a home such as increases in interest rates, insurance premiums, or limitations on mortgage interest deductibility. The recent decrease in the willingness and ability of lenders to make home mortgage loans, the tightening of lending standards and the limitation of financing product options, have made it more difficult for homebuyers to obtain acceptable financing. Any substantial increase in mortgage interest rates or unavailability of mortgage financing may adversely affect the ability of prospective first-time and move-up homebuyers to obtain financing for our homes, as well as adversely affect the ability of prospective move-up homebuyers to sell their current homes. A disruption in the credit markets and/or the curtailed availability of mortgage financing may adversely affect, our business, financial condition, results of operations and cash flows as it has in the past few years.

We are subject to extensive government regulation which could cause us to incur significant liabilities or restrict our business activities.

Regulatory requirements could cause us to incur significant liabilities and operating expenses and could restrict our business activities. We are subject to local, state and federal statutes and rules regulating, among other things, certain developmental matters, building and site design, and matters concerning the protection of health and the environment. Our operating expenses may be increased by governmental regulations such as building permit allocation ordinances and impact and other fees and taxes, which may be imposed to defray the cost of providing certain governmental services and improvements. Other governmental regulations, such as building moratoriums and “no growth” or “slow growth” initiatives, which may be adopted in communities which have developed rapidly, may cause delays in new home communities or otherwise restrict our business activities resulting in reductions in our revenues. Any delay or refusal from government agencies to grant us necessary licenses, permits and approvals could have an adverse effect on our operations.

We may be subject to significant potential liabilities as a result of construction defect, product liability and warranty claims made against us.

As a homebuilder, we are subject to construction defect, product liability and home warranty claims, including moisture intrusion and related claims, arising in the ordinary course of business. These claims are common to the homebuilding industry and can be costly.

With respect to certain general liability exposures, including construction defect claims, product liability claims and related claims, interpretation of underlying current and future trends, assessment of claims and the related liability and reserve estimation process is highly judgmental due to the complex nature of these exposures, with each exposure exhibiting unique circumstances. Furthermore, once claims are asserted for construction defects, it can be difficult to determine the extent to which the assertion of these claims will expand geographically. Although we have obtained insurance for construction defect claims subject to applicable self-insurance retentions, such policies may not be available or adequate to cover liability for damages, the cost of repairs, and/or the expense of litigation surrounding current claims, and future claims may arise out of events or circumstances not covered by insurance and not subject to effective indemnification agreements with our subcontractors.

Many of our competitors have significantly greater financial and marketing resources than do we.

Many of our competitors have significantly greater financial and marketing resources than do we. Many of these competitors have sophisticated management, are in a position to purchase inventory at the lowest prices and have the ability to advertise in a wide variety of media, including television. There are no assurances that our brand will be successful.

We are and will continue to be completely dependent on the services of our principal officers Harry A., Michael R. and Brent A. Beecham, the loss of whose services may cause our business operations to fail, and we will need to engage and retain qualified employees and consultants to further implement our strategy.

Our current operations and business strategy are completely dependent upon the knowledge and business connections of Harry A., Michael R. and Brent A. Beecham. They are under no contractual obligation to remain employed by us. If any or all of them should choose to leave us for any reason or if one or more becomes ill and is unable to work for an extended period of time before we have hired additional personnel, our operations will likely fail. Even if we are able to find additional personnel, it is uncertain whether we could find someone who could develop our business along the lines described herein. We will fail without the services of the Beechams or an appropriate replacement(s).

We intend to acquire key-man life insurance on the life of Michael R. and Brent A. Beecham naming SBH as the beneficiary when and if we obtain the resources to do so and if each is insurable. We have not yet procured such insurance, and there is no guarantee that we will be able to obtain such insurance in the future. Accordingly, it is important that we are able to attract, motivate and retain highly qualified and talented personnel and independent contractors.

Risks Related to Our Common Stock After the Effectiveness of the Exchange Agreement

Shareholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through issuance of additional shares of our common stock.

We have no committed source of financing. Wherever possible, our board of directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of restricted shares of our common stock. Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the authorized but unissued shares. In addition, if a trading market develops for our common stock, we may attempt to raise capital by selling shares of our common stock, possibly at a discount to market. These actions will result in dilution of the ownership interests of existing shareholders may further dilute common stock book value, and that dilution may be material.

The interests of shareholders may be hurt because we can issue shares of our common stock to individuals or entities that support existing management with such issuances serving to enhance existing management’s ability to maintain control of our Company.

Our officer team owns a significant majority of outstanding shares. In addition, our board of directors has authority, without action or vote of the shareholders, to issue all or part of the authorized but unissued common shares. Such issuances may be issued to parties or entities committed to supporting existing management and the interests of existing management which may not be the same as the interests of other shareholders. Although transactions, other than those described in this prospectus, are not currently being contemplated or discussed, our ability to issue shares without shareholder approval serves to enhance existing management’s ability to maintain control of our Company or participate in other transactions, including entering into possible business combinations, without the support of other shareholders.

Our articles of incorporation provide for indemnification of officers and directors at our expense and limit their liability that may result in a major cost to us and hurt the interests of our shareholders because corporate resources may be expended for the benefit of officers and/or directors.

Our Articles of Incorporation at Article XI provide for indemnification as follows: "No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer: (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law; or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of an Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification."

We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with our activities, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares, if such a market ever develops.

Currently, there is no established public market for our securities, and there can be no assurances that any established public market will ever develop or that our common stock will be quoted for trading and, even if quoted, it is likely to be subject to significant price fluctuations.

There is currently no established public market whatsoever for our securities. A market maker has agreed to file an application with FINRA on our behalf so as to be able to quote the shares of our common stock on the OTCQB maintained by FINRA. There can be no assurance that the market maker’s application will be accepted by FINRA nor can we estimate as to the time period that the application will require or that any buying of our shares will ever take place.

Because of the anticipated low price of the securities being registered, many brokerage firms may not be willing to effect transactions in these securities. Purchasers of our securities should be aware that any market that develops in our stock will be subject to the penny stock restrictions.

We also believe that it is extremely unlikely that we will be able to raise the funds necessary to complete our planning and start producing and marketing our products until and unless we receive a trading symbol.

Our shares may not become eligible to be traded electronically which would result in brokerage firms being unwilling to trade them.

If we become able to have our shares of common stock quoted on the OTCQB, we will then try, through a broker-dealer and its clearing firm, to become eligible with the Depository Trust Company ("DTC") to permit our shares to trade electronically. If an issuer is not “DTC-eligible,” then its shares cannot be electronically transferred between brokerage accounts, which, based on the realities of the marketplace as it exists today (especially the OTCQB), means that shares of a company will not be traded (technically the shares can be traded manually between accounts, but this takes days and is not a realistic option for companies relying on broker dealers for stock transactions - like all companies on the OTCQB. What this boils down to is that while DTC-eligibility is not a requirement to trade on the OTCQB, it is a necessity to process trades on the OTCQB if a company’s stock is going to trade with any volume. There are no assurances that our shares will ever become DTC-eligible or, if they do, how long it will take.

Any market that develops in shares of our common stock will be subject to the penny stock regulations and restrictions pertaining to low priced stocks that will create a lack of liquidity and make trading difficult or impossible.

Our shares will be considered a “penny stock.” Rule 3a51-1 of the Exchange Act establishes the definition of a "penny stock," for purposes relevant to us, as any equity security that has a minimum bid price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions which are not available to us. This classification will severely and adversely affects any market liquidity for our common stock.

The market for penny stocks has experienced numerous frauds and abuses that could adversely impact investors in our stock.

Company management believes that the market for penny stocks has suffered from patterns of fraud and abuse. Such patterns include:

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Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

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Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

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"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by sales persons;

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Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

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Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Our board of directors has the authority, without stockholder approval, to issue preferred stock with terms that may not be beneficial to common stockholders and with the ability to affect adversely stockholder voting power and perpetuate their control over us.

Our articles of incorporation allow us to issue shares of preferred stock without any vote or further action by our stockholders. Our board of directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our board of directors also has the authority to issue preferred stock without further stockholder approval, including large blocks of preferred stock. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of common stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock.

The ability of our officers to control our business may limit or eliminate minority shareholders’ ability to influence corporate affairs.

Our officers beneficially own an aggregate of approximately 67% of our outstanding common stock. Because of their beneficial stock ownership, our president may be in a position to continue to elect our board of directors, decide all matters requiring stockholder approval, including potential mergers or business changes, and determine our policies. The interests of our officers may differ from the interests of other shareholders with respect to the issuance of shares, business transactions with or sales to other companies, selection of officers and directors and other business decisions. The minority shareholders would have no way of overriding decisions made by our president. This level of control may also have an adverse impact on the market value of our shares because our president may institute or undertake transactions, policies or programs that may result in losses, may not take any steps to increase our visibility in the financial community and/or may sell sufficient numbers of shares to significantly decrease our price per share.

A significant portion of our presently issued and outstanding common shares are restricted under rule 144 of the Securities Act, as amended. When the restriction on any or all of these shares is lifted, and the shares are sold in the open market, the price of our common stock could be adversely affected.

A significant portion of the presently outstanding shares of common stock is considered "restricted securities" as defined under Rule 144 promulgated under the Securities Act and may only be sold pursuant to an effective registration statement or an exemption from registration, if available. Rule 144 provides in essence that a person who is not an affiliate and has held restricted securities for a prescribed period of at least six months if purchased from a reporting issuer or 12 months (as is the case herein) if purchased from a non-reporting Company, may, under certain conditions, sell all or any of his/her shares without volume limitation, in brokerage transactions. Affiliates, however, may not sell shares in excess of 1% of the Company’s outstanding common stock each three months. As a result of revisions to Rule 144 which became effective on February 15, 2008, there is no limit on the amount of restricted securities that may be sold by a non-affiliate (i.e., a stockholder who has not been an officer, director or control person for at least 90 consecutive days) after the restricted securities have been held by the owner for the aforementioned prescribed period of time. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop.

We do not expect to pay cash dividends in the foreseeable future.

We have never paid cash dividends on our common stock. We do not expect to pay cash dividends on our common stock at any time in the foreseeable future. The future payment of dividends directly depends upon our future earnings, capital requirements, financial requirements and other factors that our board of directors will consider. Since we do not anticipate paying cash dividends on our common stock, return on your investment, if any, will depend solely on an increase, if any, in the market value of our common stock.

Because we are not subject to compliance with rules requiring the adoption of certain corporate governance measures, our stockholders have limited protection against interested director transactions, conflicts of interest and similar matters.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York and American Stock Exchanges and the Nasdaq Stock Market, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities that are listed on those exchanges or the Nasdaq Stock Market. Because we are not presently required to comply with many of the corporate governance provisions and because we chose to avoid incurring the substantial additional costs associated with such compliance any sooner than legally required, we have not yet adopted these measures.

Because we do not have any independent directors, we do not currently have independent audit or compensation committees. As a result, our president (who is the only director) has the ability, among other things, to determine her own level of compensation. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest, if any, and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

We intend to comply with all corporate governance measures relating to director independence as and when required. However, we may find it very difficult or be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of Sarbanes-Oxley Act of 2002. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may make it more costly or deter qualified individuals from accepting these roles.

You may have limited access to information regarding our business because our obligations to file periodic reports with the SEC could be automatically suspended under certain circumstances.

We are not required to file periodic reports with the SEC unless we have more than 300 shareholders and do not file a registration statement on Form which means that your access to our business information would be more restricted. We are not required to furnish proxy statements to security holders and our directors, officers and principal beneficial owners are not required to report their beneficial ownership of securities to the SEC pursuant to Section 16 of the Exchange Act. Previously, a company with more than 500 shareholders of record and $10 million in assets had to register under the Exchange Act. However, the JOBS Act raises the minimum shareholder threshold from 500 to either 2,000 persons or 500 persons who are not "accredited investors" (or 2,000 persons in the case of banks and bank holding companies). The JOBS Act excludes securities received by employees pursuant to employee stock incentive plans for purposes of calculating the shareholder threshold. This means that access to information regarding our business and operations will be limited.

If our stock becomes quoted on the OTCQB, we could subsequently be removed from the OTCQB if we fail to remain current with our financial reporting requirements.

Companies trading on the OTCQB must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTCQB. If we become quoted on the OTCQB, but we fail to remain current in our reporting requirements, we would be removed from the OTCQB. As a result, the market liquidity of our securities could be severely adversely affected by limiting the ability of broker-dealers to trade our securities and the ability of stockholders to sell their securities in the secondary market.

Our financial statements may not be comparable to those of companies that comply with new or revised accounting standards.

We have elected to take advantage of the benefits of the extended transition period that Section 107 of the JOBS Act provides an emerging growth company, as provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. Our financial statements may, therefore, not be comparable to those of companies that comply with such new or revised accounting standards. Because the JOBS Act has only recently been enacted, we cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Our status as an “emerging growth company” under the JOBS Act of 2012 may make it more difficult to raise capital when we need to do so.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

We will incur increased costs and demands upon management as a result of complying with the laws and regulations that affect public companies, which could materially adversely affect our results of operations, financial condition, business and prospects.

As a public company and particularly after we cease to be an “emerging growth company,” we will incur significant legal, accounting and other expenses that we did not incur as a private company, including costs associated with public company reporting and corporate governance requirements. These requirements include compliance with provisions of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, as well as rules implemented by the SEC and NASDAQ. In addition, our management team will also have to adapt to the requirements of being a public company. We expect that compliance with these rules and regulations will substantially increase our legal and financial compliance costs and will make some activities more time-consuming and costly.

The increased costs associated with operating as a public company will decrease our net income or increase our net loss, and may require us to reduce costs in other areas of our business or increase the prices of our products or services. Additionally, if these requirements divert our management’s attention from other business concerns, they could have a material adverse effect on our results of operations, financial condition, business and prospects.

However, for as long as we remain an “emerging growth company” as defined in the JOBS Act, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We may take advantage of these reporting exemptions until we are no longer an “emerging growth company.”

We will not be required to comply with certain provisions of the Sarbanes-Oxley Act for as long as we remain an “emerging growth company.”

We are not currently required to comply with the SEC rules that implement Sections 302 and 404 of the Sarbanes-Oxley Act, and are therefore not required to make a formal assessment of the effectiveness of our internal controls over financial reporting for that purpose. Upon becoming a public company, we will be required to comply with certain of these rules, which will require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of our internal control over financial reporting. Though we will be required to disclose changes made in our internal control procedures on a quarterly basis, we will not be required to make our first annual assessment of our internal control over financial reporting pursuant to Section 404 until the later of (i) the year following our first annual report required to be filed with the SEC or (ii) the date we are no longer an “emerging growth company” as defined in the JOBS Act.

Our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal control over financial reporting until the later of the year following our first annual report required to be filed with the SEC, or the date we are no longer an “emerging growth company.” At such time, our independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which our controls are documented, designed or operating.

Reduced disclosure requirements applicable to emerging growth companies may make our common stock less attractive to investors.

As an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including not being required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

For all of the foregoing reasons and others set forth herein, an investment in our securities involves a high degree of risk.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Mary Merritt resigned her positions as an officer and director effective as of the close of business on December 17, 2015. Ms. Merritt had no disagreements with the Company.

The new officers and directors are:

Harry A. Beecham, Chairman and Director, 75, founded the Beecham Builders, LLC in 1998 and was the chief executive through 2008. Prior to that he was a pilot at Delta Airlines for 30 years. He founded Beecham in 2014 and devotes fulltime to us. Harry A. graduated from Southern Polytechnic University.

Michael R. Beecham, Chief Executive Officer, President and Director, 49, became the chief executive officer in 2015 and devotes fulltime to us. From November 2013 to July 2015, he was market sales manager for Stock Building Supply. From November 2011 to November 2013 he was director of business development at Kelchner, Inc., which is engaged in Construction Services. Prior to that, he worked in management positions with the Beecham Builders, LLC from 1998. He was also a pastor at a church for ten years and is a graduate of World Evangelism Bible College. Harry A. Beecham is Michael R. Beecham’s father.

Brent A. Beecham, Chief Operating Officer, Secretary, Treasurer and Director, 51, became vice president in 2014 and currently devotes 10% of his time to us. He has held various management positions with Hewlett-Packard since 2011. Prior to that, he worked in management positions with the Beecham Builders, LLC from 1998. He is a graduate of the United States Air Force Academy pilot and flew combat missions during Operation Desert Storm. Harry A. Beecham is Brent A. Beecham’s father.

The three Beechams – Brent A., Michael R. and Harry A.:

Currently there are no written employment agreements in place.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Beecham Group, LLC

Roswell, Georgia

We have audited the accompanying balance sheets of Beecham Group, LLC (the “Company”) as of September 30, 2015 and 2014, and the related statements of operations, changes in members’ equity and cash flows for the year ended September 30, 2015 and the period from May 19, 2014 (inception) to September 30, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluation the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beecham Group, LLC as of September 30, 2015 and 2014, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has limited capital and has generated limited cash flow from operations. These circumstances raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Thayer O’Neal Company, PLLC

/s/ Thayer O’Neal Company PLLC

Sugar Land, Texas

December 18, 2015

BEECHAM GROUP, LLC

BALANCE SHEETS

AS OF SEPTEMBER 30,

	2015	2014
ASSETS
Cash and cash equivalents	$24,366	$25,836
Accounts receivable	82,222	-
Costs and estimated earnings in excess of billings on contracts in progress	18,251	-
Total current assets	124,839	25,836
Total assets	$124,839	$25,836

LIABILITIES AND MEMBERS' EQUITY
Accounts payable	$65,877	$-
Customer advances	30,718	23,750
Total current liabilities	96,595	23,750
Total liabilities	96,595	23,750

Members' equity	28,244	2,086

Total liabilities and members' equity	$124,839	$25,836

The accompanying notes are an integral part of these financial statements.

BEECHAM GROUP, LLC

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED SEPTEMBER 30,

	2015	2014
Contracting revenue	$1,013,432	$58,055
Cost of contracting revenue	877,668	49,957
Gross margin on contracting operations	135,764	8,098

Operating expenses
General and administrative	56,377	6,011
Compensation	53,230	-
Total operating expenses	109,607	6,011

Net income	26,157	2,087

Member's Equity
Beginning of Period	2,087	-
End of Period	$28,244	$2,087

The accompanying notes are an integral part of these financial statements.

BEECHAM GROUP, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED SEPTEMBER 30,

	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$26,157	$2,087
Adjustments to reconcile net income to net cash from operating activities:
Decrease (increase) in accounts receivable	(82,222)	-
Decrease (increase) in costs and estimated earnings in excess of billings	(18,251)	-
Increase (decrease) in accounts payable	65,877	-
Increase (decrease) in accrued expenses	-	-
Increase (decrease) in advances from customers	6,968	23,750
Net cash provided (used) by operating activities	(1,471)	25,837
Net change in cash and cash equivalents	(1,471)	25,837
Cash and cash equivalents - beginning of period	25,836	-
Cash and cash equivalents - end of period	$24,366	$25,836

The accompanying notes are an integral part of these financial statements.

BEECHAM GROUP, LLC.

Notes to Financial Statements

September 30, 2015 and 2014

NOTE 1 - ORGANIZATION AND OPERATIONS

Beecham Group, LLC (the “Company”) was incorporated as a limited liability company in Georgia on May 19, 2014. The Company is a custom builder of luxury homes in the Atlanta area. Beecham contracts for the construction of custom homes with individual home buyers under cost plus contracts.

Recent Developments

The Company entered into a Share Exchange Agreement with SBH Associates, Inc. (“SBH”) under which all of the outstanding shares of Beecham Group, LLC will be exchanged for 60,000,000 shares of SBH’s common stock and 1,000,000 newly-issued shares of preferred stock (the “Exchange”).

At the closing of the Agreement which takes place concurrently with the filing of SBH’s Current Report on Form 8-K with the Securities and Exchange Commission, all current officers and directors of SBH will resign their positions with SBH, and the officers of Beecham Group, LLC will become the sole officers and directors of SBH.

The acquisition was accounted for as a recapitalization effected by a share exchange for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value, and no goodwill has been recognized.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company has elected a fiscal year ending September 30.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires that management make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are completed. Actual results may differ from these estimates in amounts that may be material to the financial statements and accompanying notes.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable

Accounts receivable are recognized and carried at original invoice amount less an allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount becomes questionable. When collectability is in question it has been adjusted to accounts receivable and revenue.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial assets and liabilities, such as cash, and accrued expenses loan payable from related party, approximate their fair values because of the short maturity of these instruments.

The Company does not have any assets or liabilities measured at fair value on a recurring or a non-recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at September 30, 2015 and 2014, nor gains or losses related thereto.

Home Sale, Revenue and Profit Recognition

The Company follows the guidance of the Financial Accounting Standards Board (“FAS”) No. 605-20 Revenue Recognition - Services for revenue recognition. Revenue from the rendering of services is considered earned and realized or realizable only if all of the following criteria are met:

•

Persuasive evidence of an arrangement exists;

•

Services have been rendered;

•

The seller’s price to the buyer is fixed or determinable; and

•

Collectability is reasonably assured.

Beecham serves as the general contractor for custom homes where the customer and not the Company owns the underlying land. Accordingly, we recognize revenue from custom home construction contracts, which are primarily cost plus contracts, on the percentage-of-completion method where progress toward completion is measured by relating the actual cost of work performed to date to the current estimated total cost of the respective contracts. Our contracts include an estimate of total contract price by contract component; however, they do not include a maximum contract price. Revisions to initial estimated contract prices are made by change order presented to and agreed to by the owner customer.

We serve as the general contractor and take responsibility for all costs incurred in the performance of contracts for construction of custom homes. We subcontract all construction costs and establish subcontracts through a bid process, we have general inventory risk, although we mitigate this risk requiring significant customer deposits and advances and we have discretion in subcontractor selection.

 We have evaluated our contracting process in light of FAS 605-45: Principal Agent Considerations and determined that our revenue from construction contracts is properly reflected at gross including the contract costs plus our earned fees. Contract costs are expensed as incurred. Gross profit on cost plus contracts is recognized as earned, less an allowance for cancellation losses. Costs incurred prior to contract acceptance are reflected as deferred construction costs and assessed for impairment as each balance sheet date. Customer advances received in advance of the point contract costs are incurred are deferred and reflected as deferred or unearned revenue.

Income Taxes

The Company operated as an unincorporated limited liability company through September 30, 2015. Therefore, the results of its operations were included in the personal income tax returns of its owners. No provision for income taxes have been made in these financial statements.

Commitments and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern. The Company is in the development stage, has very limited capital and financing sources and has generated minimal cash flow from operations. These items raise substantial doubt about the Company’s ability to continue as a going concern without the attainment of additional sources of financing or profitable operations.

In view of these matters, realization of the Company’s financial and operating objectives is dependent upon the Company’s ability to meet its financial requirements through equity financing and sales of custom homes. These financial statements do not include adjustments relating to the recovery and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

NOTE 4 - SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after the balance sheet date of September 30, 2015 through December 18, 2015, the date when the financial statements were issued. The Management of the Company determined that there were no reportable events that occurred during that subsequent period to be disclosed or recorded except as described in Note 1.

Item 9.01 EXHIBITS

10.2 Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBH ASSOCIATES, INC.

Dated: December 18, 2015	By:	/s/ Michael R. Beecham
Name: Michael R. Beecham
Title: Chief Executive Officer